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                                                                    Exhibit 10-A



                                 FIRST AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of March 31, 2000, is entered into among HERCULES INCORPORATED, a Delaware corporation (the "Company"), BETZDEARBORN CANADA, INC., an Ontario corporation (the "Canadian Borrower") certain subsidiaries of the Company identified on the signature pages hereto (the "Subsidiary Guarantors"), BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") for and on behalf of the Lenders and BANK OF AMERICA CANADA, as Canadian administrative agent (the "Canadian Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.


                                    RECITALS

         A. The Company, the Canadian Borrower, the Subsidiary Guarantors, the financial institutions party thereto (the "Lenders"), the Administrative Agent and the Canadian Administrative Agent entered into that certain Credit Agreement dated as of April 19, 1999 (the "Credit Agreement").

         B. The Company has requested certain modifications to the Credit Agreement.

         C. Such modifications require the consent of the Required Lenders (as defined in the Credit Agreement).

         D. The Required Lenders have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Administrative Agent to enter into this Amendment on their behalf to give effect to this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Subsection 2.17. Subsection 2.17 of the Credit Agreement is hereby amended as follows:

                  (a) Subsection 2.17(a) is amended by adding the following new paragraph to the end thereof:
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                           On the First Amendment Effective Date and in
                  accordance with the borrowing procedures set forth in subsection (b) below, the Company shall convert some or all of that portion of the Tranche A Term Loan then denominated in Euros to Term Loans denominated in U.S. Dollars by requesting a readvance in U.S. Dollars of such portion of the Tranche A Term Loan and, upon receipt of such readvance, immediately repaying to the Administrative Agent such portion of the Tranche A Term Loan designated for conversion in Euros. The Term Loans converted on the First Amendment Effective Date pursuant to the preceding sentence shall continue to constitute a portion of the Tranche A Term Loan.


                  (b) Subsection 2.17(b) is amended by adding the following new paragraph to the end thereof, immediately preceding subsection 2.17(c):

                           The conversion of a portion of the Tranche A Term
                  Loan on the First Amendment Effective Date is subject to the following procedures: The Company shall submit an appropriate notice of borrowing, substantially in the form of Exhibit G, to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the First Amendment Effective Date with respect to the portion of the Tranche A Term Loan to be redenominated in U.S. Dollars, which notice of borrowing shall be irrevocable and shall specify (i) that a readvance in U.S. Dollars of a portion of the Tranche A Term Loan is requested on the First Amendment Effective Date, (ii) the amount in Euros of such requested readvance (the "Conversion Readvance Amount") and
                  (iii) the requested Interest Period(s) for the Eurodollar Loans comprising the Term Loans made in connection with such readvance. The Administrative Agent will notify the Tranche A Converting Lenders of such readvance request and will, by no later than the second Business Day prior to the First Amendment Effective Date, notify each Tranche A Converting Lender of the amount of U.S. Dollars to be funded by such Tranche A Converting Lender on the First Amendment Effective Date in order to effectuate such readvance (each such amount a "Tranche A Conversion Amount"). The amount of U.S. Dollars to be funded by each Tranche A Converting Lender shall be determined based on the Administrative Agent's spot rate of exchange two Business Days prior to the First Amendment Effective Date. Each Tranche A Converting Lender shall make its Tranche A Conversion Amount available to the Administrative Agent for the account of the Company at the office of the Administrative Agent specified in Section 9.2, or at such other address as the Administrative Agent may specify to the Tranche A Converting Lenders and the Company, by 11:00 a.m. (Charlotte, North Carolina time) on the First Amendment Effective Date, in U.S. Dollars, and in funds immediately available to the Administrative Agent. Upon confirmation by the Administrative Agent of its receipt of a Tranche A Converting Lender's Tranche A Conversion Amount in U.S. Dollars, the Administrative Agent will, on the First Amendment Effective Date, distribute to the Company such Lender's Tranche A Conversion Amount in U.S. Dollars. On the First Amendment Effective Date and immediately upon its receipt of the respective Tranche A


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                  Conversion Amounts referred to above, the Company shall pay to the Administrative Agent, for the pro rata benefit of the Tranche A Converting Lenders in Euros, the Conversion
                  Readvance Amount; provided, however, that if the Administrative Agent has not made available to the Company any Lender's Tranche A Conversion Amount in U.S. Dollars on the First Amendment Effective Date, then the Company may withhold from the amount otherwise payable to the Administrative Agent pursuant to this sentence such Lender's pro rata portion of the Conversion Readvance Amount until such time as such Lender's Tranche A Conversion Amount has been made available to the Company.


                  (c) Subsection 2.17 (d) is amended by deleting subclause (i) thereof and replacing it in its entirety with the following:

                           (i) The principal amount of the Tranche A Term Loan
                  shall be repaid on each of the Principal Amortization Payment Dates set forth below with a quarterly payment on each such date equal to an amount in U.S. Dollars equal to that portion of the Tranche A Term Loan denominated in U.S. Dollars as of the First Amendment Effective Date (as expressed in U.S. Dollars) multiplied by the percentage set forth below corresponding to the relevant Principal Amortization Payment
                  Date:

         2. Amendments to Section 7. Section 7 of the Credit Agreement is hereby amended by adding the following new definitions to Section 7:

                  "Conversion Readvance Amount" has the meaning set forth in subsection 2.17(b).

                  "First Amendment Effective Date" means March 31, 2000.

                  "Tranche A Conversion Amount" has the meaning set forth in subsection 2.17(b).

                  "Tranche A Converting Lender" means each Lender identified on
         Schedule I as having a Commitment to make Term Loans redenominated in U.S. Dollars under the Tranche A Term Loan, in its capacity as a Lender of such Term Loans, and each Lender that purchases an assignment of such a Commitment or such Loans in accordance with the terms of this Agreement.

         3. Amendment to Schedule I to Credit Agreement. Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I as set forth in Annex I attached hereto.

         4. Representations and Warranties. Each of the Credit Parties represents and warrants to the Lenders, the Administrative Agent and the Canadian Administrative Agent as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.


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                  (b) This Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement.

                  (d) The execution and delivery of this Agreement does not diminish or reduce its obligations under the Credit Documents (including, without limitation, in the case of each Guarantor, such Guarantor's guaranty pursuant to Section 3A of the Credit Agreement) in any manner, except as specifically set forth herein.

                  (e) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Agreement.

                  (f) The representations and warranties of the Credit Parties set forth in Section 1 of the Credit Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

                  (g) Subsequent to the execution and delivery of this Agreement and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

         5. Liens. Each Credit Party affirms the liens and security interests, if any, created and granted by it in the Credit Documents (including, but not limited to, the Pledge Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

         6. Effect of Amendment. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.


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         7. Expenses. The Company agrees to pay all reasonable costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of the Agent's legal counsel.

         8. Condition Precedent. The effectiveness of this Agreement is subject to receipt by the Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Agreement, which collectively shall have been duly executed on behalf of each of the Borrowers, the Subsidiary Guarantors and the Required Lenders (as evidenced by consent letters).

         9. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         11. ENTIRETY. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


THE COMPANY:                         HERCULES INCORPORATED,
                                     a Delaware corporation

                                     By:      /s/ G. MacKenzie
                                              ----------------------------------
                                     Name:    George MacKenzie
                                              ----------------------------------
                                     Title:   Executive Vice President and Chief
                                              ----------------------------------
                                              Executive Officer
                                              ----------------------------------

CANADIAN
BORROWER:                            BETZDEARBORN CANADA, INC.,
                                     an Ontario corporation

                                     By:      /s/ G. MacKenzie
                                              ----------------------------------
                                     Name:    George MacKenzie
                                              ----------------------------------
                                     Title:   Treasurer
                                              ----------------------------------
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OTHER SUBSIDIARY
GUARANTORS:
                                     HERCULES CREDIT, INC.,
                                     a Delaware corporation
                                     HERCULES FLAVOR, INC.,
                                     a Delaware corporation
                                     WSP, INC.,
                                     a Delaware corporation
                                     AQUALON COMPANY,
                                     a Delaware partnership
                                     HERCULES FINANCE COMPANY,
                                     a Delaware partnership
                                     FIBERVISIONS, L.L.C.,
                                     a Delaware limited liability company
                                     FIBERVISIONS INCORPORATED,
                                     a Delaware corporation
                                     FIBERVISIONS PRODUCTS, INC.,
                                     a Georgia corporation
                                     HERCULES INTERNATIONAL LIMITED,
                                     a Delaware corporation
                                     BETZDEARBORN, INC.,
                                     a Pennsylvania corporation
                                     BETZDEARBORN EUROPE, INC.,
                                     a Delaware corporation
                                     DRC, LTD.,
                                     a Delaware corporation
                                     BL TECHNOLOGIES, INC.,
                                     a Delaware corporation
                                     BLI HOLDINGS, INC.,
                                     a Delaware corporation


                                     By:      /s/ S. C. Shears
                                              ----------------------------------
                                     Name:    Stuart C. Shears
                                              ----------------------------------
                                     Title:   Vice President and Treasurer
                                              ----------------------------------
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ADMINISTRATIVE
AGENT:                                      BANK OF AMERICA, N. A.,
                                            for and on behalf of the Lenders
                                            in its capacity as Agent

                                            By:      /s/ David Noda
                                                   -----------------------------
                                            Name:    David Noda
                                                   -----------------------------
                                            Title:   Managing Director
                                                   -----------------------------

CANADIAN
ADMINISTRATIVE AGENT:                       BANK OF AMERICA CANADA,
                                            As Canadian Administrative Agent


                                            By:      /s/ R. J. Hall
                                                   -----------------------------
                                            Name:    Richard J. Hall
                                                   -----------------------------
                                            Title:   Vice President
                                                   -----------------------------